SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 13, 2006

                    WINTHROP PARTNERS 79 LIMITED PARTNERSHIP
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

        0-9224                                           04-2654152
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(Commission File Number)                    (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

      On April 13, 2006, Winthrop Partners 79 Limited Partnership entered into an agreement pursuant to which it agreed to sell its last remaining property located in Fort Worth, Texas to an unaffiliated third party for a gross purchase price of $1,500,000. The sale is conditioned upon the buyer's satisfactory completion of its due diligence review of the property and is not expected to be consummated, if at all, until the third quarter of 2006. If the property is sold, the affairs of the Partnership will be wound up, its remaining cash assets, subject to withholding of adequate reserves, will be distributed and the Partnership will be dissolved.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 18th day of April, 2006.

                                        WINTHROP PARTNERS 79 LIMITED PARTNERSHIP

                                        By: One Winthrop Properties, Inc.
                                            Managing General Partner


                                            By: /s/ Peter Braverman
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                                                Peter Braverman
                                                Executive Vice President